Exhibit 99.1
Hilltop Holdings Inc. Q2 2024Earnings Presentation July 26, 2024

Preface 2 Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop.com Please Contact: Matt Dunn Phone: 214-525-4636 Email: mdunn@hilltop.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our liquidity and sources of funding, market trends, operations and business, the impact of natural disasters or public health emergencies, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iii) effectiveness of our data security controls in the face of cyber attacks; (iv) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (v) risks associated with concentration in real estate related loans; (vi) changes in the interest rate environment; (vii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (viii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ix) cost and availability of capital; (x) changes in key management; (xi) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; (xiv) legal, reputational, and financial risks resulting from cybersecurity incidents and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q2 2024 3 Investor Highlights – Notes: (1) Return on average assets is defined as consolidated net income before noncontrolling interest divided by average assets. (2) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the Broker-Dealer business. • PlainsCapital Bank generated $32.8 million in pre-tax income during Q2 2024 • Bank net interest margin of 3.10% increased 10 basis points from Q1 2024, primarily driven by the repricing of the loan portfolio and the return of higher cost brokered deposits • Average Bank loans HFI2 increased from Q1 2024 by $44 million, or 0.6%, while loan yields of 6.11% increased by 10 basis points from Q1 2024 • Average Bank deposits decreased from Q1 2024 by $247 million, or 2.3%. During the quarter, the Bank returned $151 million in brokered deposits. Total cost of deposits at the Bank was 2.80% during the period, a 2-basis point increase from Q1 2024 • PrimeLending generated $1.4 million in pre-tax income during Q2 2024 • Gain-on-sale of loans sold to third parties of 233 basis points increased by 12 basis points from Q1 2024, partially offset by lower origination fees which decreased 13 basis points from Q1 2024 • Origination volume increased $703 million, or 42%, from Q1 2024, and decreased $72 million, or 3%, from Q2 2023 • Non-interest expense at PrimeLending declined by $11.7 million, or 12%, from Q2 2023, including a $1.4 million reduction in variable compensation. Expenses other than variable compensation declined by $10.3 million, or 17%, during the same period, reflecting management’s ongoing efforts to resize the business to align with the current environment • HilltopSecurities generated pre-tax income of $7.2 million during Q2 2024 on total net revenue of $104.3 million for a pre-tax margin of 6.9% • Structured Finance generated $15.4 million in net revenue primarily from mortgage trading that benefited from certain states’ support of their Down Payment Assistance programs ROAA1 ..86% EPS – Diluted $0.30 ROAE $20.3 $0.31 0.59% 3. 5.76% 84% Net Income MM

$24.77 $28.37 $27.18 $28.35 $28.63 $28.28 $31.95 $31.49 $32.58 $32.86 18.97% 21.22% 18.23% 19.32% 19.45% 2.00% 22.00% $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 12/31/2020 12/31/2021 12/31/2022 12/31/2023 6/30/2024 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Book Value per Share Common Equity Tier 1 risk based ratio Capital Highlights – Q2 2024 4 Capital Management and Tangible Book Value Growth Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 1, 2 2 • During Q2 2024, Hilltop returned $21 million to shareholders through dividends ($11.1 million) and share repurchases ($9.9 million) 2

Hilltop Holdings – Financial Summary

$ in Millions, *except EPS* Income Statement and Key Metrics	**Q2 2024**	**Q1 2024**	**QoQ%**	**Q2 2023**	**YoY%**
Net interest income	$103.7	$103.6	0%	$118.3	(12%)
Noninterest income	193.3	181.6	6%	190.7	1%
Noninterest expenses	256.5	250.0	3%	267.0	(4%)
Efficiency ratio	*86.4%*	*87.7%*		*86.4%*	
Pre-provision net revenue[1]	**40.5**	**35.2**	**15%**	**41.9**	**(3%)**
Net charge-offs	$0.1	$4.3		$2.9	
Net ACL build (release)	10.9	(7.2)		12.0	
Provision for (reversal of) credit losses	**10.9**	**(2.9)**	**NR**	**14.8**	**NR**
Income before income taxes	**29.6**	**38.1**	**(22%)**	**27.1**	**9%**
Net income	**22.9**	**29.5**	**(22%)**	**19.9**	**15%**
Minority interest	2.6	1.9	35%	1.8	42%
Income attributable to Hilltop	**$20.3**	**$27.7**	**(27%)**	**$18.1**	**12%**
Return on average assets	*0.59%*	*0.74%*		*0.47%*	
Return on average equity	*3.84%*	*5.23%*		*3.53%*	
EPS - Diluted	**$0.31**	**$0.42**	**(26%)**	**$0.28**	**12%**
EOP Shares outstanding (in thousands)	64,953	65,267	(0%)	65,071	(0%)
EOP Assets	15,620	16,210	(4%)	17,138	(9%)
EOP Loans HFI, net	8,058	7,958	1%	8,245	(2%)
EOP Deposits	10,374	10,884	(5%)	11,164	(7%)

Notes:
(1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

5
HilltopHoldings

$109.3 $110.8 $111.4 $104.2 $115.1 $7.9 $3.8 ($0.7) ($0.1) 1.31% 1.35% 1.38% 1.29% 1.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $65.0 $75.0 $85.0 $95.0 $105.0 $115.0 $125.0 6/30/2023 9/30/2023 12/31/2023 3/31/2024 Specific Reserves Collective - Portfolio Changes Collective - Economic Conditions Net Charge-Off 6/30/2024 6 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 6/30/24 Reserve Composition ($ in millions) ACL / Total Loans HFI Commentary • Applied Moody’s Analytics June 2024 single macroeconomic alternative (S7) scenario for economic forecast • Reserve builds driven by increases in specific reserves and net portfolio changes • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.52% as of June 30, 2024 ($ in m illions) A CL A CL/Loa n s HFI Comm ercial real estate Non-owner occupied $37 .3 1 .86% Owner occupied $32.8 2.22% Comm ercial and industrial $28.7 2.04% Construction and land dev elopm ent $7 .6 0.88% 1 -4 fam ily residential $7 .9 0.45% Consumer $0.5 2.00% Broker-dealer $0.1 0.02% Mortgage warehouse lending $0.1 0.05% Total $115.1 1.41%

3.03% 3.02% 2.96% 2.85% 2.90% 1 .00% 1 .50% 2 .00% 2 .50% 3 .00% 3 .50% 4 .00% 4 .50% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 7 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Income Quarter-over-Quarter Net Interest Margin $118.3 $115.7 $111.2 $103.6 $103.7 $80.0 $85.0 $90.0 $95.0 $1 00.0 $1 05.0 $1 1 0. 0 $1 1 5. 0 $1 20.0 $1 25. 0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q1 2024 2.85% Cost of Interest-Bearing Deposits 0.10% Loan Y ields 0.05% Cash (0.08%) Other (0.02%) Q2 2024 2.90% Key Drivers & Statistics Q2'23 Q1'24 Q2'24 ($ in m illion s, ex cept a s n oted) HT H Consolidated Average Earning Assets ($B) $15.7 $14.6 $14.3 Banking Accretion Income $3.3 $1.3 $2.0 Loans HFI (Av g. Balance) $7 ,865 $7 ,7 04 $7 ,7 48 Deposit (Avg. Balance) $11,280 $10,7 61 $10,514 Cash and Due (Av g. Balance) $1,7 97 $1,539 $1,127 Mortgage Loans Held for Sale (period end) $1,333 $811 $1,263 ($ in millions)

8 Hilltop Holdings – Q2 2024 Liquidity Update Available Liquidity 1 Through the Cycle Interest-Bearing Deposit Beta 2 Current Themes ($ in millions, at period end) Notes: (1) Available liquidity is net of utilization. (2) Deposit beta on PlainsCapital Bank deposits excluding HTS sweep and brokered deposits. Deposit Average Balance and Costs ($ in billions) • Available liquidity equated to $6.6 billion at June 30, 2024 • Total uninsured deposits were $4.8 billion, or approximately 46% of total deposits. Uninsured deposits, excluding collateralized deposits of $325.4 million, were $4.5 billion, or approximately 43% of total deposits FHLB Capacity 4,386 $ Inv estment Portfolio (av ailable) 1 ,446 Fed Deposits (excess daily requirements) 626 Total 6,458 $ Av ailable liquidity from Fed discount window 1 48 Total available Liquidity 6,606 $

$5.8 $6.1 $6.7 $6.9 $6.8 $3.5 $3.2 $3.0 $3.0 $2.8 $1.5 $1.4 $1.1 $0.8 $0.8 $0.4 $0.4 $0.2 $0.2 $11.2 $11.1 $11.1 $10.9 $10.4 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Brokered Deposits 9 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. (2) Other includes savings and broker deposits. Deposit Mix at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Q2'23 Q1'24 Q2'24 Av erage Deposits ($B) $1 1 .3 $1 0.7 $1 0.4 Cost of Interest-Bearing Deposits1 2.84% 3.58% 3.59% Cost of Total Deposits1 1.95% 2.59% 2.62% Interest-Bearing Deposits by Type at 6/30/2024 ($ in billions) 52% 29% 16% 3% Demand Money Market Time Other 2

$90.1 $88.7 $69.2 $66.7 $92.9 $1 00.0 $1 06.5 $1 06.4 $1 04.6 $92.1 $1 1 .2 $1 1 .7 $1 1 .8 $1 1 .9 $9.3 ($1 0.7) ($1 0.1) ($8.4) ($1 .6) ($0.9) $190.7 $196.8 $179.0 $181.6 $193.3 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 10 Hilltop Holdings – Noninterest Income Noninterest Income Year-over-Year Noninterest Income ($ in millions) Key Drivers & Statistics ($ in millions) Q2 2023 $190.7 Mortgage Production Income & Fees 2.9 Other Income (0.2) Q2 2024 $193.3 Q2'23 Q1'24 Q2'24 Broker-Dealer TBA Lock Volume ($mm) $1,580 $614 $835 Mortgage Origination Volume ($B) $2.5 $1.7 $2.4 Net gains from mortgage loan sales (bps): Loans sold to third parties 207 221 233 Impact of loans sold to bank (6) (5) (5) As reported 201 216 228

$195.9 $187.0 $187.3 $192.5 $188.8 $71.0 $73.0 $63.5 $57.5 $67.6 $267.0 $260.0 $250.8 $250.0 $256.5 86.4% 83.2% 86.4% 87 .7% 86.4% 50.0% 5 5. 0% 60.0% 6 5. 0% 7 0. 0% 7 5. 0% 80.0% 85.0% 90.0 % Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0.0 $50. 0 $ 100.0 $ 150.0 $20. 0 $250 .0 $30. 0 $350 .0 $40. 0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 11 Hilltop Holdings – Noninterest Expenses Noninterest Expenses Year-over-Year Noninterest Expense ($ in millions) Key Drivers & Statistics ($ in millions) Q2 2023 $267.0 Compensation and Benefits (6.9) Occupancy and Equipment (1 .7 ) Professional Serv ices (2.3) Other Expenses 0.4 Q2 2024 $256.5 Q2'23 Q1'24 Q2'24 Banking Full-Service Branches 59 57 57 Efficiency Ratio (Bank Only ) 51.2% 54.1% 57 .0% Mortgage Fixed Expenses ($mm) $57 .6 $49.0 $43.2 Variable Compensation ($mm) $36.2 $22.2 $34.9 Variable Comp / Originated Volume 1.5% 1.3% 1.5% Broker-Dealer Variable Compensation ($mm) $34.8 $35.3 $32.7 Compensation / Net Revenue 57 .7% 59.4% 63.5% Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. 1

24% 18% 21% 10% 22% 4% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer $6.3 $6.2 $6.2 $6.2 $6.2 $0.4 $0.4 $0.3 $0.3 $0.3 $1.4 $1.4 $1.3 $1.4 $1.4 $0.3 $0.2 $0.2 $0.2 $0.3 $8.4 $8.2 $8.1 $8.1 $8.2 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 12 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period End Hilltop Holdings – Loans Key Drivers & Statistics Q2'23 Q1'24 Q2'24 Av erage Loans HFI Balance ($B) $8.0 $7 .8 $7 .9 Annualized Loan HFI Yield % 6.21% 6.28% 6.36% Gross Loans HFI by Type at 6/30/24 ($ in billions) 1

$42,437 $36,884 $7 3,422 $7 0,462 $109,101 0.53% 0.47% 0.95% 0.91% 1.39% -0.05% 0.20% 0.45% 0.70% 0.95% 1.20% 1.45% 1.70% $0 $25,000 $50,000 $75,000 $100,000 $125,000 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Total NPAs Total NPAs/(Total Bank Loans + OREO) 2.8x 3.5x 1.6x 1.6x 1.1x 1.36% 1.41% 1.44% 1.35% 1.47% 0.00% 0.50% 1.00% 1.50% 2.00% -1.0x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ACL/Bank NPLs ACL/Bank Loans HFI $2,884 $(1,556) $67 4 $4,311 $83 0.15% (0.08%) 0.03% 0.22% 0.00% -1.00% -0.80% -0.60% -0.40% -0.20% 0.00% 0.20% 0.40% $(3,000) $(1,000) $1,000 $3,000 $5,000 $7,000 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 NCOs NCOs/Avg. Total Bank Loans 3.0% 3.0% 3.3% 2.9% 2.9% 3.0% 0.4% 0.6% 0.7% 3.4% 3.4% 3.5% 3.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Classified Special Mention 13 Hilltop Holdings – Asset Quality Criticized Loans as a % of Bank Loans Non-Performing Assets Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent Bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses 1 1 ($ in thousands) ($ in thousands)

14 Hilltop Holdings – 2024 Outlook Outlook • Full year average Bank loans (excluding retained mortgages and mortgage warehouse lending) remain stable with prior year levels • Expect to retain $0 – $20 million per month of originated mortgages Loan Growth (Full year average HFI loan growth) • Expecting decline of 0% – 3% driven by elevated market pricing and competition (excluding brokered deposit and Broker Dealer sweep deposits) • Migration of NIB deposits expected to continue into IB products • Expecting NIB to comprise 25% – 28% of total deposits at year-end 2024 Deposit Growth (Full year average deposit growth) • NII decline of 6% – 10% driven by higher average deposits costs in 2024 • Outlook assumes Fed Funds rates remain stable until the fourth quarter (market dependent) Net Interest Income • Mortgage origination noninterest income – expected to remain relatively stable with prior year • Mortgage origination volume $8 – $10 billion • Broker Dealer fees decrease 0% – 5% Noninterest Income • Non-variable expenses decline 1% – 3% • Variable expenses to follow revenue contribution from fee businesses Noninterest Expense Provision Expense / (Reversal) • Full year provision / average loans HFI: 20 – 40 basis points Effective Tax Rate (GAAP) • 22% – 24% full year basis

Appendix 15

16 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures • Hilltop Consolidated Tangible Common Equity is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ in millions, except per share amounts) 12/31/2020 12/31/2021 12/31/2022 12/31/2023 6/30/2024 Total Stockholders' Equity $2,323,939 $2,522,668 $2,036,924 $2,122,967 $2,134,469 Less: Goodwill 267,447 267,447 267,447 267,447 267,447 Other intangible assets, net 20,364 15,284 11,317 8,457 7,429 Tangible Common Equity $2,036,128 $2,239,937 $1,758,160 $1,847,063 $1,859,593 Shares outstanding as of period end 82,185 78,965 64,685 65,153 64,953 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $28.28 $31.95 $31.49 $32.58 $32.86 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $24.77 $28.37 $27.18 $28.35 $28.63

51.2% 51.4% 53.2% 54.1% 57 .0% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 3.11% 3.08% 2.94% 3.00% 3.10% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 PlainsCapital Bank – Highlights Q2 2024 17 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Summary Results ($ in millions) Q2 2023 Q2 2024 Net Interest Incom e $1 01 .0 $92.5 Prov ision for (rev ersal of) Credit Losses 1 4.9 1 1 .0 Noninterest Incom e 1 1 .2 9.3 Noninterest Expense 57 .4 58.0 Income Before Taxes $39.8 $32.8 Key Highlights Q2 2023 Q2 2024 ROAA 0.89% 0.81 % Full Serv ice Branches (period end) 59 57 Net Interest Margin 3.1 1% 3.1 0% Assets ($B) (period end) $1 3.8 $1 2.7

201 198 189 216 228 169 185 181 158 145 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Reported Gain on Sale Mortgage loan origination fees and other related income 18 PrimeLending – Highlights Gain on Sale and Origination Fee Trends Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. 1 Mortgage Origination Volume $2.5 $2.2 $1.8 $1.7 $2.4 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ($ in billions) Q2 2024 (# in basis points) Summary Results ($ in millions) Q2 2023 Q2 2024 Net Interest Income (Expense) ($5.9) ($4.6) Noninterest Income 90.1 92.9 Noninterest Expense 98.7 86.9 Income (Loss) Before Taxes ($14.5) $1.4 Key Highlights Q2 2023 Q2 2024 Origination Volume ($mm) $2,452 $2,37 9 % Purchase 94% 93% Sales Volume ($mm) $2,1 1 6 $1 ,839 MSR Asset ($mm)(period end) $95 $53

HilltopSecurities – Highlights Q2 2024 19 Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Summary Results ($ in millions) Q2 2023 Q2 2024 Net Interest Income $1 3.2 $1 2.2 Prov ision for (Rev ersal of) Credit Losses (0.1) (0.0) Noninterest Income 1 00.0 92.1 Noninterest Expense 94.9 97 .1 Income Before Taxes $18.5 $7 .2 Key Highlights ($ in millions) Q2 2023 Q2 2024 Compensation/Net Rev enue (%) 57 .7% 63.5% Pre-tax Margin (%) 1 6.3% 6.9% FDIC Insured Balances at PCB (period end) $1 ,464 $7 58 Other FDIC Insured Balances (period end) $639 $982 Public Finance Offerings $1 2,7 37 $1 5,7 40 TBA Lock Volume $1 ,580 $835 Key Highlights ($ in millions) Q2 2023 Q2 2024 Public Finance Serv ices $21 .9 $22.6 Fixed Income Serv ices 1 7 .7 1 2.3 Wealth Management Retail 33.4 31 .4 Clearing Serv ices 1 1 .6 1 1 .8 Securities Lending 2.1 1 .6 Structured Finance 1 9.9 1 5.4 Other 6.6 9.2 Net Revenues $113.2 $104.3

20 Hilltop Holdings – Commercial Real Estate Portfolio Commercial Real Estate Portfolio (Ending Balance, $ in millions) CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied $1,475 42% $2,001 58% CRE - Owner Occupied CRE - Non-Owner Occupied 6/30/2024 3/31/2024 CRE Non-Owner Occupied Office $497 .9 $17 .6 3.5% 4.2% CRE Non-Owner Occupied Retail $37 0.1 $4.7 1.3% 1.3% CRE Non-Owner Occupied Office and Retail $868.0 $22.3 2.6% 3.0% All other CRE Non-Owner Occupied $1,133.3 $15.1 1.3% 1.3% T otal CRE Non-Owner Occupied $2,001.3 $37 .3 1.9% 2.0% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans (Ending Balance)

21 Hilltop Holdings – Auto Lending Portfolio Auto Lending Allowance for Credit Losses (ACL) Auto Note Financing Commitments1 • Auto Note Finance committed portfolio balance has been in decline since 2021 • The impacts of higher interest rates and declining values of used vehicles continue to pressure the portfolio • Current portfolio comprises 2% of Total Bank Loans HFI • Allowance for Credit Losses related Specific Reserves increased by $8.8 million during the second quarter, somewhat offset by $646 thousand in reductions from the collective reserve • At June 30, there were four auto note financing relationships totaling $68.7 million included in non-accrual loans Commentary (1) Total exposure net of any SBA guarantee 6/30/2024 3/31/2024 Auto Floor Plan Financing $15.813 $0.2 1.4% 1.6% Auto Note Financing $127 .302 $9.2 7 .3% 0.8% T otal Auto Lending $143.115 $9.5 6.6% 0.8% $ in millions Ending Balance Allowance for Credit Losses ACL as a % of Loan Balance